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                                                                   EXHIBIT 10.14

[THE BANK LETTERHEAD]

                                    THE BANK
                           LOAN MODIFICATION AGREEMENT
                              K Tron America, Inc.
                                  P.O. Box 888
                              Pitman, NJ 08071-0888

Date: July 9,2002                                        Account #: 6039359-6500

Original Amount: $2,700,000.00                    Present Balance: $2,256,633.33

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WHEREAS, the undersigned Borrower executed the note referred to above on June
11, 1996 And,

WHEREAS, the mortgage and all other loan documents executed by the Borrower allows for a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank's lien.

NOW, therefore, in consideration of a modification fee of $0.00, the above referenced note is modified as follows:

INTEREST
RATE: Effective July 9, 2002 the loan shall bear interest at the fixed rate of 6.45%.

TERM OF LOAN
AND
REPAYMENT:
                  The loan is to be repayable in eighty-three (83) monthly installments of $23,783.78 principal and interest beginning 8/1/02, and one final balloon payment of the remaining principal balance and interest owing on 7/1/09.

                  The Borrower shall have the right at any time during the term hereof to prepay all or a part of the principal balance then outstanding under this note upon payment of the premiums and charges hereinafter set forth. A principal prepayment shall be deemed to have occurred upon Borrower's payment to The Bank in any Loan Year during the next seven (7) years of this loan of any sum in reduction of principal which exceeds 20% of the outstanding principal balance at the beginning of that Loan Year, provided Borrower is not otherwise obligated to make such principal payment under any other term or provision of this note, the mortgage securing this note or any other document constituting a part of the loan transaction evidenced by this note. Upon the occurrence of a principal Prepayment including prepayment of the entire debt, The Bank shall be entitled to charge and Borrower shall be obligated to pay, in addition to


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                  interest and all other charges then properly due, a prepayment premium as follows:

                           A. During the first Loan Year, 2% of the then outstanding principal balance before prepayment.

                           B. During the second Loan Year, 2% of the then outstanding principal balance before prepayment.

                           C. During the third Loan Year, 2% of the then outstanding principal balance before prepayment.

                           D. During the fourth Loan Year, 2% of the then outstanding principal balance before prepayment.

                           E. During the fifth Loan Year, 2% of the then outstanding principal balance before prepayment.

                           F. During the sixth Loan Year, 2% of the then outstanding principal balance before prepayment.

                           G. During the seventh Loan Year, 2% of the then outstanding principal.

                           H. No premium shall be charged on any principal reduction made after the seventh (7th) anniversary of this modification.

                           The term "Loan Year" as used herein is defined as any period of one-year commencing on the date of this modification or on any anniversary of such date.

All other terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

THE BANK                                     K-TRON AMERICA, INC.

BY: /s/ David J. Hanrahan, Sr.               /s/ Patricia M. Moore 7/9/02
    -------------------------                -----------------------------
    DAVID J. HANRAHAN, SR.                   PATRICIA M. MOORE/VP/FINANCE/DATE
    SENIOR VICE PRESIDENT

                                             /s/ Mary Vaccara 7/9/02
                                             -----------------------------
                                             MARY VACCARA/SECRETARY/DATE